Catalyzing Precision Medicine with Integrated Rx/Dx in Oncology Ignyta RXDX-103 and RXDX-104 Overview August 5, 2014 ® Exhibit 99.2

Safe Harbor Statement

This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: the clinical and/or non-clinical data or plans underlying RXDX-103, RXDX-104 or any of our other development programs; our ability to design and conduct development activities for RXDX-101, RXDX-103, RXDX-104 and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; and our ability to obtain regulatory approvals in order to market any of our product candidates.
Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document.  Accordingly, the Company cautions investors not to place undue reliance on the forward-
looking statements contained in, or made in connection with, this document.
Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; the potential advantages of our product candidates; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the
Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 28, 2014, and similar disclosures made in the Company’s Form 10-Q filings and other SEC filings and press releases.
The forward-looking statements contained in this document represent our estimates and assumptions only as of the date
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contained in this document as a result of new information, future events or changes in our expectations.
Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or
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Company.

Executive Summary
of New License Agreement with Nerviano
Ignyta strives to be a leading oncology precision medicine company by developing first-in-class molecules with companion diagnostics
On Aug. 4, 2014, Ignyta entered into a second license agreement with
Nerviano, adding two additional first-in-class programs:
- RXDX-103: highly selective, potent Cdc7 inhibitor with broad therapeutic potential across multiple tumor types; potential relevance to targeted patient populations
- RXDX-104: highly selective, potent RET inhibitor program that complements RXDX-
101 and slots in with existing clinical infrastructure and relationships with thoracic and head & neck oncologists
Both preclinical programs build upon our growing expertise in kinase inhibitors and companion diagnostics, and bolster our Rx/Dx pipeline
One or both compounds could enter clinic by 1H 2016
Composition of matter patent protection on RXDX-103 and RXDX-104 through at least 2027 and 2033, respectively

RXDX-103 & RXDX-104 Exclusive Worldwide License

$3.5M upfront (to be paid August 14, 2014)
$68M in development and regulatory milestones for RXDX-103
$34M in aggregate potential milestones for RXDX-104
No sales milestones
$105.5M in total upfront and potential milestones
Mid-single digit to low double digit royalties

Ignyta Rx/Dx Pipeline
5 1
In-licensed from Nerviano Medical Sciences (NMS); RXDX-102 Pan-Trk inhibitor is a back-up to RXDX-101
Compound Target Discovery Preclinical Phase 1 Phase 2 Phase 3
RXDX-101
1
Pan-Trk, ROS1,
ALK
RXDX-103
1
Cdc7
RXDX-104
1
RET
Spark-1 Rx/Dx Program
Spark-2 Rx/Dx Program
Spark-3 Rx/Dx Program

Cdc7 inhibitor overview RET inhibitor overview 6 Table of Contents

RXDX-103 Cdc7 Kinase Inhibitor Opportunity
RXDX-103 (formerly NMS-P862): Nerviano’s 2
nd
Generation Compound*

* In  2009, NMS advanced NMS-P354, a first generation Cdc7 inhibitor, into 3 phase 1 studies in solid and hematologic tumors; dosed 48 patients in the 3 studies, but was unable to achieve sufficient drug exposure due to rapid metabolism and generation of a toxic metabolite
Nerviano Medical Sciences (NMS) is the world’s leading expert in Cdc7 biology, having worked on the mechanism since 2003
Ignyta has an exclusive worldwide license to RXDX-103, a first-in-class
Cdc7 inhibitor
Preclinical development candidate: NMS’ 2nd generation compound engineered with an improved metabolic profile

RXDX-103 Cdc7 Kinase Inhibitor Opportunity

* In  2009, NMS advanced NMS-P354, a first generation Cdc7 inhibitor, into 3 phase 1 studies in solid and hematologic tumors; dosed 48 patients in the 3 studies, but was unable to achieve sufficient drug exposure due to rapid metabolism and generation of a toxic metabolite
Good drug-like properties (oral bioavailability, permeability, PK, etc.)
Single agent and combination therapy activity in multiple in vivo models; potential efficacy in drug resistance setting or in combination with cell cycle inhibitors
Patient selection hypothesis and pharmacodynamic biomarkers
Potential clinical benefit in selected cancer patient populations
(e.g., breast, colon)
Targeting FIH study in early 2016
RXDX-103 (formerly NMS-P862): Nerviano’s 2
nd
Generation Compound*

Cell Division Cycle Background
Cell cycle kinases promote progression through different phases of cell division cycle
These proteins are deregulated in cancer, and considered druggable targets
Cdc7 is a serine threonine kinase essential for initiating DNA replication during S phase

Source: Malumbres, 2011

DNA Replication 10 Source: Nerviano Medical Sciences

Targeting DNA Replication in Cancer

Classical broad-based chemotherapies inhibit DNA replication elongation; e.g.,
- DNA precursors/anti-metabolites block DNA polymerization
- Topoisomerase inhibitors and crosslinking/intercalating agents block fork progression
Source: Nerviano Medical Sciences

Targeting DNA Replication in Cancer
Inhibiting DNA replication initiation by Cdc7 is a more targeted approach
- Cdc7 is essential for initiating DNA replication:
Phosphorylates Mcm2-7 helicase to initiate DNA unwinding during replication
- Also plays a key role in DNA damage S phase checkpoint response and post-replication DNA repair

Classical broad-based chemotherapies inhibit DNA replication elongation; e.g.,
- DNA precursors/anti-metabolites block DNA polymerization
- Topoisomerase inhibitors and crosslinking/intercalating agents block fork progression
Source: Nerviano Medical Sciences

Role of Cdc7 in Cancer
Cdc7 is upregulated in cancer
- Breast cancer: Cdc7 overexpression linked to genomic instability, poor prognosis and reduced survival
- Epithelial ovarian cancer: Cdc7 overexpression correlated with poor prognosis (specifically disease free survival) and advanced clinical stage
- DLBCL and melanoma: increased Cdc7 activity associated with poor clinical outcome and lower relapse free survival
Cdc7 overexpression associated with acquired chemotherapy
resistance

Sources: Rodriguez, 2010; Choshzick, 2010; Kulkarni et. al., 2009; Nambiar et al., 2007; Krawczyk et al., 2009

Highly Targeted, Selective Cdc7 Inhibition
Kills Cancer Cells while Sparing Healthy Cells

Inhibition of Cdc7
arrests DNA
replication initiation
Checkpoint
failure
Tumor cells
DNA breaks, mitotic
catastrophe, apoptotic cell
death
Normal cells
Intact
replication
checkpoint
Cell cycle
arrest
Resume
replication after
removal of
Cdc7 inhibition
Figure modified from Nature Chemical Biology 4, 331-32 (2008)
• Cdc7 inhibition leads to apoptotic cell death in tumor cells due to their lack of functional checkpoint response (checkpoint proteins are often mutated in human cancer)
• In contrast, normal cells arrest reversibly in a p53 dependent fashion
• A Cdc7 inhibitor could potentially act in synergy with chemotherapies that target the DNA replication elongation process (e.g., targeted cell cycle inhibitors, anti-metabolites, topoisomerase inhibitors, and intercalating agents)

RXDX-103 Is a Highly Potent, Selective
ATP-Competitive Cdc7 Inhibitor

RXDX-103 (IC
50
nM)
Cdc7/Dbf4 9
Cdk9/CycT 150
Gsk3 beta 170
Cdk2/CycA 450
RXDX-103 Kinase Screen
Source: Nerviano Medical Sciences

Mcm2 is a direct substrate of Cdc7 kinase in its replication initiation role
CAL51 triple negative breast cancer cell line
RXDX-103
Sources: Nerviano Medical Sciences
RXDX-103 Inhibits Mcm2 Phosphorylation
Mcm2 phosphorylation status represents a promising PD biomarker

RXDX-103 Exhibits Broad Anti-proliferative
Activity across a Range of Tumor Cell Lines

Note: anti-proliferative activity tested in 113 tumor cell lines (72 hr assay)
Source: Nerviano Medical Sciences
High sensitivity in 75% of pancreatic cancer, 50% of colon cancer, 30% of breast and 30% of melanoma

RXDX-103 Demonstrates Potent Single Agent Anti-Tumor Activity in a Rat Breast Cancer Model 18 RXDX-103 15 mg/kg QD (1-18) Vehicle Source: Nerviano Medical Sciences

RXDX-103 Demonstrates Synergistic Anti-Tumor Activity in
Combination with Docetaxel in a Mouse Breast Cancer Model

MX-1 Triple Negative mouse xenograft model
Source: Nerviano Medical Sciences
RXDX-103
RXDX-103
IV QW

Potential Rx/Dx Hypotheses for RXDX-103
Cdc7 is the pharmacologic target of RXDX-103; Mcm2 is its substrate;
Phosphorylation of Mcm2 indicates its activation; Thus, levels of Cdc7, Mcm2 or
pMcm2 could indicate potential responders to RXDX-103
Early biomarker work based on sensitivity to Cdc7 inhibition in cell lines suggest:
- Several candidate biomarkers potentially predict sensitivity to Cdc7 inhibition
- Biomarker 1: overexpression in breast cancer; e.g., >50% of breast tumors at
T3 and T4 stages
- Biomarker 2: almost 20% of colorectal cancer
- Cyclin A and HER2 potentially predict resistance to Cdc7 inhibition
Biomarkers involved with checkpoint regulation may also be relevant
Ignyta has initiated additional RXDX-103 biomarker analyses
Opportunities to rationally combine RXDX-103 with other cell cycle inhibitors, chemotherapies and/or targeted therapies to extend duration of response

RXDX-103 Clinical Development Strategy
Preliminary Plan; Subject to Change

2014 2015 2016 2017 2018
Preclinical/GLP
Ph1/2a – single agent
Ph1/2a – combo (breast)
Ph1/2a – combo (ovarian)
Ph1/2a – combo (CRC)
Preclinical data suggests efficacy in specific patient populations:
Breast cancer with biomarker 1 overexpression
Biomarker 2 positive ovarian cancer
Biomarker 2 positive colorectal cancer
Current Program Status:
Completed preliminary rodent PK
and in vitro ADME studies
Preparing for manufacturing GMP
scale-up and GLP tox studies

Table of Contents CDC7 inhibitor overview RET inhibitor overview 22

RET Inhibitor Opportunity
RXDX-104 (from NMS-P616 / NMS-P753):

Potent activity against RET rearrangements and point mutations
(including V804M gatekeeper)
Activity in TT medullary thyroid xenograft model and LC-2/ad RET rearranged NSCLC cell line
Lead optimization stage
First-in-class selective RET inhibitors licensed from Nerviano

RET Inhibitor Opportunity
RXDX-104 (from NMS-P616 / NMS-P753):

Synergies between RXDX-104 and RXDX-101 in terms of similar
physician champions (thoracic and head & neck oncologists) and CDx approach
Likely clinical benefit in RET rearranged and mutated populations:
NSCLC, medullary thyroid cancer, papillary thyroid cancer
Potential for Development Candidate in early 2015
Promising drug-like properties (oral bioavailability, PK)

RET Gene Rearrangements / Fusion Proteins
Are Oncogenic

Adapted from “Thyroid carcinoma: molecular pathways and therapeutic targets”, Modern Pathology (2008) 21, S37–S43
RET is a receptor tyrosine kinase, upstream of cell signaling pathways such as MAPK & PI3K

RET Gene Rearrangements / Fusion Proteins
Are Oncogenic

Adapted from “Intracellular signal transduction and modification of the tumor microenvironment induced by RET/PTCs in papillary thyroid carcinoma”,
Front. Endocrinol., 3(67) 21 May 2012
RET fusion proteins, similar to Trk, ROS & ALK, can homodimerize, autophosphorylate and cause constitutive oncogenic signaling

RET Fusion Proteins and Activating Mutations
Are Found in Multiple Tumor Types
RET fusion proteins and gain of function mutations are associated with multiple human malignancies:
Medullary thyroid cancer (MTC)
- Nearly all inherited MTC harbor
germ-line RET mutations
- Up to 50% of sporadic MTC
patients have RET mutations
Papillary Thyroid Cancer (PTC)
- 5 to 40% of PTC patients have
RET fusions
Non-small cell lung cancer (NSCLC)
- 1-2% of NSCLC harbor RET fusions

Representative RET fusions in
papillary thyroid cancer

RET Inhibition  Appears to be Effective in Preliminary
Studies of RET-Activated Patients
Several multi-kinase inhibitors with non-selective, anti-RET activity
(cabozantinib, vandetanib, ponatinib, sunitinib) being tested in RET rearranged cancer patients
Encouraging clinical activity with such agents in RET rearranged patients

Treatment of
RET fusion
NSCLC patients
with cabozantinib
Drilon et al. Cancer Discovery 2013
Baseline
4 Weeks
However…

But Available “RET Inhibitors” Are Severely Limited
by Their Non-RET Activity
Non-RET activity (e.g., VEGFR) of each of these non-selective compounds results in dose-limiting toxicities / tolerability, capping dose levels & clinical benefit
Cabozantinib: Black box warning
Vandetanib: Available only through REMS
Ponatinib: Temporarily pulled from market and put on clinical hold

High RET
potency, but…
Cabozantinib
Activity
>100X
VEGF/
RET
Low RET
potency
A selective RET inhibitor should exhibit fewer side effects
and allow greater clinical benefit in RET patients

RXDX-104 Lead Candidates Are Highly Selective for RET
Inhibition in Kinase and Cellular Assays

Potent RET inhibitor ~2 nM
Good selectivity in panel of 54
tyrosine / serine threonine kinases
LC2/ad NSCLC:
CCDC6-RET rearrangement
MZ-CRC1 MTC:
RET M918T mutation
TT MTC:
RET C634W mutation
RXDX-104 Kinase Screen
RXDX-104 Cell Line Screen
IC50 RET: 2 nM
LCD2/ad: 19 nM
MZ-CRC1: 39 nM
TT: 14 nM
Source: Nerviano Medical Sciences
600
500
400
300
200
100
0

RXDX-104 Inhibition of RET Abrogates Downstream Signaling in Cancer Cell Lines 31 TT medullary cancer cell line ip: RET Total cell lysates LC-2/ad NSCLC cell line Source: Nerviano Medical Sciences

32 RXDX-104 Single Agent Anti-Tumor Activity in TT Xenograft Mouse Model RXDX-104 50 mg/kg QD Vehicle RXDX-104 100 mg/kg QD TT MTC xenograft: RET C634W mutation Source: Nerviano Medical Sciences

RXDX-104 Summary
Strong clinical rationale for selective RET inhibitor in RET activated tumors
RXDX-104 is a first-in-class selective RET inhibitor program
Aligns seamlessly with Ignyta’s Rx/Dx focus
Leverages existing Ignyta CDx infrastructure and expertise
- Technology used in the RXDX-101 CDx can be readily applied to RET fusions and activating SNP detection
- Could incorporate TRK, ALK, ROS and RET alterations into a single test
Growing presence in NSCLC and head & neck cancers through
RXDX-101 and RXDX-104

Conclusion
Bolstered Rx/Dx pipeline with two exciting first-in-class targeted kinase inhibitor programs
Focused approach to in-licensing
Drafts on pre-existing relationship with Nerviano (quality, trust)
Leverages CDx and biomarker expertise & infrastructure
Consolidates clinical development and commercial call points
Responsive to our KOLs regarding unmet needs
With driver alterations, where there’s smoke, there’s fire
(Trk, RET…)